As filed with the Securities and Exchange Commission on March 21, 2001

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant

Filed by a party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MUNIYIELD FLORIDA INSURED FUND

MUNIYIELD PENNSYLVANIA INSURED FUND
MUNIYIELD NEW JERSEY INSURED FUND, INC.
MUNIYIELD MICHIGAN INSURED FUND, INC.

P.O. BOX 9011 Princeton, New Jersey 08543-9011

(Name of Registrant as Specified In Its Charter)

SAME AS ABOVE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials:

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MUNIYIELD FLORIDA INSURED FUND

MUNIYIELD PENNSYLVANIA INSURED FUND
MUNIYIELD NEW JERSEY INSURED FUND, INC.
MUNIYIELD MICHIGAN INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

April 25, 2001

TO THE STOCKHOLDERS:

      NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the “Meeting”) of each of the above-listed investment companies (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, April 25, 2001 at the time specified in Exhibit A hereto for the following purposes:

(1) To elect members of the Board of Directors/ Trustees of each Fund to serve for the ensuing year;

(2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors/ Trustees (each, a “Board”) of each Fund has fixed the close of business on February 28, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

      A complete list of the stockholders of each Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after April 11, 2001, at the offices of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of the respective Fund.

      If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Shareholder Communications Corporation at 1-800-645-4519.

By Order of the Boards of Directors/ Trustees

ALICE A. PELLEGRINO
Secretary of the Funds

Plainsboro, New Jersey

Dated: March 21, 2001

COMBINED PROXY STATEMENT

MUNIYIELD FLORIDA INSURED FUND

MUNIYIELD PENNSYLVANIA INSURED FUND
MUNIYIELD NEW JERSEY INSURED FUND, INC.
MUNIYIELD MICHIGAN INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

2001 ANNUAL MEETING OF STOCKHOLDERS

April 25, 2001

INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors or Trustees of the above-listed funds (each, a “Fund” and, collectively, the “Funds”), to be voted at the 2001 Annual Meeting of Stockholders of each Fund (the “Meeting”), to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, April 25, 2001 at the time specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is March 22, 2001.

      Each Fund is organized either as a Maryland corporation or a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation throughout the proxy statement, shares of common stock or common shares of beneficial interest of a Fund are referred to as “Shares,” the outstanding Shares together with the outstanding auction market preferred stock or auction market preferred shares (“AMPS”) of a Fund are referred to collectively as the “Capital Stock,” holders of Shares or AMPS are referred to as “Stockholders,” the Board of Directors or Trustees of each of the Funds is referred to as the “Board,” the directors or trustees of each Fund are referred to as “Board members,” the investment adviser of each Fund is referred to as the “Investment Adviser” or “FAM” and each Fund’s Articles of Incorporation or Declaration of Trust is referred to as its “charter.” Unless otherwise indicated, MLIM and Fund Asset Management L.P. (“FAM”) are together referred to as “MLIM.”

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board members. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

      The Board of each Fund has fixed the close of business on February 28, 2001 as the record date (the “Record Date”) for the determination of Stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of Shares and the number of AMPS indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Shares or AMPS at such date.

      The Board of each Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1.  ELECTION OF BOARD MEMBERS

      At the Meetings, the Board members of each Fund will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

(1) All proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated below and in Exhibit A as Board members to be elected by holders of AMPS; and

(2) All proxies of the holders of Shares and AMPS, voting together as a single class, in favor of the four (4) persons designated in Exhibit A as Board members to be elected by holders of Shares and AMPS.

      The Board of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board for such Fund may recommend.

      Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of Board members is set forth in Exhibit A.

TO BE ELECTED BY HOLDERS OF AMPS OF EACH OF THE FUNDS,

VOTING SEPARATELY AS A CLASS

		Principal Occupations
		During Past Five Years
		and Public Directorships(1)
Name and Address of Nominee	Age

M. Colyer Crum(1)(2) 104 Westcliff Road Weston, Massachusetts 02493-1410	68	Currently James R. Williston Professor of Investment Management Emeritus, Harvard Business School; James R. Williston Professor of Investment Management, Harvard Business School from 1971 to 1996; Director of Cambridge Bancorp.

Laurie Simon Hodrick(l)(2) 809 Uris Hall 3022 Broadway New York, New York 10027	38	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998; Associate Professor of Finance, J.L. Kellogg Graduate School of Management, Northwestern University from 1992 to 1996.

TO BE ELECTED BY HOLDERS OF SHARES AND AMPS OF EACH OF

THE FUNDS, VOTING SEPARATELY AS A SINGLE CLASS

		Principal Occupations
		During Past Five Years
		and Public Directorships(1)
Name and Address of Nominee	Age

Terry K. Glenn(l)* P.O. Box 9011 Princeton, New Jersey 08543-9011	60	Executive Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

Stephen B. Swensrud(l)(2) 88 Broad Street, 2nd Floor Boston, Massachusetts 02110	67	Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultants) since 1975; Chairman of R.P.P. Corporation (manufacturing) since 1978; Director of International Mobile Communications, Inc. (telecommunications) since 1998.

J. Thomas Touchton(l)(2) Suite 3405 One Tampa City Center 201 North Franklin Street Tampa, Florida 33602	62	Managing Partner of The Witt-Touchton Company and its predecessor, The Witt Co. (a private investment partnership) since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy, Inc. (an electric utility holding company).

Fred G. Weiss(l)(2) 16450 Maddalena Place Delray Beach, Florida 33446	59	Managing Director of FGW Associates since 1997; Vice President, Planning, Investment and Development of Warner Lambert Co. from 1979 to 1997; Director of Watson Pharmaceutical, Inc. (a pharmaceutical company) since 2000; Director of the Michael J. Fox Foundation for Parkinson’s Research.

(1)	Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. See “Compensation of Board Members” in Exhibit A.

(2)	Member of the Audit and Nominating Committee of each Board.

*	Interested person, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of each of the Funds.

     Committee Report. The Board of each Fund has a standing Audit and Nominating Committee (the “Committee”), which consists of Board members who are not “interested persons” of the Fund within the meaning of the Investment Company Act and who are “independent” as defined in the New York Stock Exchange listing standards. Currently, Messrs. Crum, Swensrud, Touchton and Weiss and Ms. Hodrick are members of the Committee. The principal responsibilities of the Committee are to: (i) recommend to the

Board the selection, retention or termination of the Fund’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent auditors’ independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. Each Fund adopted an Audit Committee Charter at a meeting held on May 23, 2000, a copy of which is attached to this Proxy Statement as Exhibit B. The Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Deloitte & Touche LLP (“D&T”), independent auditors for MuniYield Florida Insured Fund, MuniYield Pennsylvania Insured Fund and MuniYield New Jersey Insured Fund, Inc. and Ernst & Young LLP (“E&Y”), independent auditors for MuniYield Michigan Insured Fund, Inc. and (b) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with D&T and E&Y. The Committee has considered whether the provision of non-audit services by the Funds’ independent auditors is compatible with maintaining the independence of those auditors.

      At its meeting held on February 15, 2001, the Committee reviewed and discussed the audit of each Fund’s financial statements with Fund management and D&T and E&Y. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to Stockholders and included in each Fund’s Annual Report, the Committee would have been notified by Fund management or D&T and E&Y. The Committee received no such notifications. Beginning with each Fund’s fiscal year ending October 31, 2001, the Committee will recommend to the Board whether or not each Fund’s audited financial statements should be included in that Fund’s Annual Report to Stockholders.

      In addition to the above, the Committee also reviews and nominates candidates to serve as non-interested Board members. The Committee generally will not consider nominees recommended by stockholders of a Fund. The non-interested Board members have retained independent legal counsel to assist them in connection with these duties.

      Committee and Board Meetings. During each Fund’s last fiscal year, each of the Board members then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member, the total number of meetings of the Committee held during the period for which he or she served.

      Compliance with Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and directors of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

      Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s Investment Adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year, except that (i) Stephen B. Swensrud inadvertently made a late Form 3 filing reporting his Initial Statement of Beneficial Ownership of each of the Funds, (ii) J. Thomas Touchton inadvertently made a late Form 4 filing reporting his Statement of Changes in Beneficial Ownership for MuniYield Florida Insured Fund, and (iii) Michael G. Clark inadvertently made a late Form 4 filing reporting his Statement of Changes in Beneficial Ownership for each of the Funds.

      Interested Persons. Each Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds or has held with FAM and its affiliates and/or due to his ownership of securities issued by Merrill Lynch & Co., Inc. (“ML & Co.”). Mr. Glenn is the President of each Fund.

      Compensation of Board Members. FAM, the investment adviser of each Fund, pays all compensation to all officers of the Fund and all Board members of the Fund who are affiliated with ML & Co. or its affiliates. Each Fund pays each Board member not affiliated with FAM (each, a “non-affiliated Board member”) an annual fee plus a fee for each meeting attended, and each Fund also pays each member of its Committee, which consists of all of the non-affiliated Board members, an annual fee plus a fee for each meeting attended, together with such non-affiliated Board member’s out-of-pocket expenses relating to attendance at such meetings. Information with respect to fees and expenses paid to the non-affiliated Directors for each Fund’s most recently completed fiscal year is set forth in Exhibit A.

      Officers of the Funds. Information regarding the officers of each Fund is set forth in Exhibit A. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

      Stock Ownership. As of the Record Date, none of the nominees was the beneficial owner of Capital Stock of the Funds except as set forth in the table below:

		No. of Shares
Nominee	Fund and Class of Capital Stock	Held*

Terry K. Glenn	MuniYield Pennsylvania Insured Fund — Common Shares	81,643

J. Thomas Touchton**	MuniYield Florida Insured Fund — Common Shares	40,000

*	Rounded to the nearest share.

**	Mr. Touchton’s shares are held in the name of The Witt-Touchton Company, an investment partnership, of which Mr. Touchton is Managing Partner.

     At the Record Date, the Board members and officers of each Fund as a group owned an aggregate of less than 1% of the Shares of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Glenn, an officer and a Board member of each Fund and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

      The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Funds in proportion to their respective net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.

      In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of securities of each Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. Each Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost to each Fund of approximately $3,500 plus out-of-pocket expenses which are estimated to be $500 per fund.

Broker Non-Votes and Abstentions

      All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the Board member nominees.

      With respect to Item 1. “Election of Board Members,” holders of AMPS, voting separately as a class, are entitled to elect two Board members and holders of Capital Stock, voting together as a single class, are entitled to elect the remaining Board members. Assuming a quorum is present, (A) with respect to Maryland corporations, (i) election of the two Board members to be elected by the holders of AMPS, voting separately as a class, will require a plurality of all votes cast by the holders of AMPS, represented at the Meeting and entitled to vote; and (ii) election of the remaining Board members will require a plurality of all votes cast by the holders of Capital Stock represented at the Meeting and entitled to vote, voting together as a single class; (B) with respect to Massachusetts business trusts, (i) election of the two Board members to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of a majority of the AMPS present at the Meeting in person or by proxy and (ii) election of the remaining Board members will require the affirmative vote of a majority of the shares of Capital Stock present at the Meeting in person or by proxy, voting together as a single class. A “plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of votes cast.

      Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of each Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board members (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Funds will include shares held of record by broker-

dealers as to which such authority has been granted in their tabulation of the total number of votes present for purposes of determining whether the necessary quorum of Stockholders exists. Proxies that are returned to the Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 in the case of Maryland corporations; however, abstentions and broker non-votes will have the same effect as a vote against Item 1 in the case of Massachusetts business trusts.

Other Matters

      Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at the meeting or any adjournments thereof, the proxy holders will vote the Shares and AMPS represented by properly executed proxies according to their judgment on those matters.

Independent Auditors’ Fees

      The following table sets forth the aggregate fees paid to the independent auditors for each Fund’s most recent fiscal year for professional services rendered for: (i) the audit of the Funds’ annual financial statements and the review of financial statements included in the Funds’ reports to Stockholders; (ii) financial information systems design and implementation services provided to the Fund, its investment adviser and entities controlling, controlled by or under common control with the investment adviser that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, its investment adviser, and entities controlling, controlled by or under common control with the investment adviser that provide services to the Fund. The Committee of each Fund has determined that the provision of information technology services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors.

		Audit Fees	Financial Information
	Independent	Charged	Systems Design and	All
Fund	Auditors	to the Fund	Implementation Fees	Other Fees		Fiscal Year End

MuniYield Florida Insured Fund	D&T	$23,300	—	$3,421,300	*	October 31, 2000

MuniYield Pennsylvania Insured Fund	D&T	$27,000	—	$3,437,300	*	October 31, 2000

MuniYield New Jersey Insured Fund, Inc.	D&T	$23,300	—	$3,421,300	*	October 31, 2000

MuniYield Michigan Insured Fund, Inc.	E&Y	$36,330	—	$23,520		October 31, 2000

*	$3,396,800 of these other non-audit services relate to all funds managed by FAM/MLIM.

Address of Investment Adviser

      The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

      Each Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year to any Stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Alice A. Pellegrino, or to 1-800-637-3863.

Stockholder Proposals

      If a Stockholder of a Fund intends to present a proposal at the 2002 Annual Meeting of Stockholders of a Fund, which is anticipated to be held in April 2002, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the Stockholder must deliver the proposal to the offices of the Fund by November 20, 2002. Any Stockholder of a Fund who desires to bring a proposal at the Fund’s 2002 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08536) by February 3, 2002.

By Order of the Board of Directors/ Trustees

ALICE A. PELLEGRINO
Secretary of the Funds

Dated: March 21, 2001

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EXHIBIT A

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

	Defined Term	Fiscal	State of
Fund	Used in Exhibit A	Year End	Organization	Meeting Time

MuniYield Florida Insured Fund	MY FL Ins. Fund	10/31	MA	9:00 a.m.

MuniYield Pennsylvania Insured Fund	MY PA Ins. Fund	10/31	MA	9:20 a.m.

MuniYield New Jersey Insured Fund, Inc.	MY NJ Ins. Fund	10/31	MD	9:40 a.m.

MuniYield Michigan Insured Fund, Inc.	MY MI Ins. Fund	10/31	MD	10:00 a.m.

	Shares of Capital Stock
	Outstanding as of the Record Date

Fund	Shares	AMPS

MY FL Ins. Fund	8,437,358	2,400

MY PA Ins. Fund	11,434,032	3,520

MY NJ Ins. Fund	8,596,287	2,240

MY MI Ins. Fund	18,155,932	5,600

Information Pertaining to Officers and Board Members

	Year in Which Each Nominee Became a Member of the Board

Fund	Crum	Hodrick	Glenn	Swensrud	Touchton	Weiss

MY FL Ins. Fund	1992	1999	1999	2000	1992	1998

MY PA Ins. Fund	1992	1999	1999	2000	1992	1998

MY NJ Ins. Fund	1992	1999	1999	2000	1992	1998

MY MI Ins. Fund	1992	1999	1999	2000	1992	1998

      Set forth in the table below is information regarding Board and Committee meetings held, current annual and per Meeting fees paid to each non-affiliated Board Member and the aggregate fees and expenses paid by the Fund to non-affiliated Board members during each Fund’s most recently completed fiscal year.

	Board			Audit Committee
							Aggregate
	# Meetings	Annual	Per Meeting	# Meetings	Annual	Per Meeting	Fees and
Fund	Held*	Fee ($)	Fee ($)**	Held*	Fee ($)	Fee ($)**	Expenses ($)†

MY FL Ins. Fund	7	2,500	250	5	500	250	33,004

MY PA Ins. Fund	6	2,500	250	5	500	250	33,032

MY NJ Ins. Fund	7	2,500	250	5	500	250	33,594

MY MI Ins. Fund	8	2,500	250	5	500	250	32,432

*	Includes meetings held via teleconferencing equipment.

**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

†	As of October 30, 2000 the Committee Per Meeting fee was adjusted to the amount set forth above.

     Set forth in the table below is information regarding compensation paid by the Fund to the non-affiliated Board members for the most recently completed fiscal year.

	Compensation From Fund ($)†

Fund	Crum	Hodrick	Swensrud	Touchton	Weiss

MY FL Ins. Fund	4,500	4,500	2,750	4,500	4,500

MY PA Ins. Fund	4,500	4,500	2,750	4,500	4,500

MY NJ Ins. Fund	4,500	4,500	2,750	4,500	4,500

MY MI Ins. Fund	4,500	4,500	2,750	4,500	4,500

†	No pension or retirement benefits are accrued as part of Fund expenses.

     Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLIM (“FAM/ MLIM Advised Funds”), to the non-affiliated Board members for the year ended December 31, 2000.

Aggregate Compensation
From Fund and Other
FAM/MLAM Advised Funds
Name of Board Member	Paid to Board Members ($)(1)

M. Colyer Crum	$170,142

Laurie Simon Hodrick	$156,892

Stephen B. Swensrud	$289,484

J. Thomas Touchton	$168,350

Fred G. Weiss	$156,892

(1)	The Directors serve on the boards of FAM/ MLIM Advised Funds as follows: Mr. Crum (26 registered investment companies consisting of 52 portfolios); Ms. Hodrick (26 registered investment companies consisting of 52 portfolios); Mr. Swensrud (43 registered investment companies consisting of 90 portfolios); Mr. Touchton (26 registered investment companies consisting of 52 portfolios); and Mr. Weiss (26 registered investment companies consisting of 52 portfolios).

     Set forth in the table below is information about the officers of each of the Funds.

	Officer Since

			MY	MY	MY	MY
			FL Ins.	PA Ins.	NJ Ins.	MI Ins.
Name and Biography*	Age	Office	Fund	Fund	Fund	Fund

Terry K. Glenn**	60	President	1992 *	1992 *	1992 *	1992 *
Executive Vice President of MLIM and FAM since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

Vincent R. Giordano	56	Senior	1992	1992	1992	1992
Managing Director of MLIM since 2000; Senior Vice President of FAM and MLIM from 1984 to 2000; Senior Vice President of Princeton Services since 1993.		Vice President

Kenneth A. Jacob	50	Vice	1992	1992	1992	1992
First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.		President

Donald C. Burke	40	Treasurer	1999	1999	1999	1999
First Vice President of MLIM and FAM since 2000 and Treasurer thereof since 1999; Senior Vice and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Senior Vice President of MLIM and FAM from 1999 to 2000; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.		Vice President	1993	1993	1993	1993

William R. Bock	64	Vice	1998	1997	—	—
Vice President of MLIM since 1989 and a Portfolio Manager of MLIM since 1995.		President

Theodore R. Jaeckel, Jr.	41	Vice	—	—	1997	—
Director (Tax-Exempt Fund Management) of MLIM since 1997 and Vice President thereof from 1991 to 1997.		President

Fred K. Stuebe	50	Vice	—	—	—	1995
Vice President of MLIM since 1989 and a Portfolio Manager of MLIM since 1995.		President

Alice A. Pellegrino	41	Secretary	1999	1999	1999	1999
Vice President of MLIM since 1999; Attorney associated with MLIM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.

*	The address of each officer is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

**	Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.

(This page intentionally left blank)

EXHIBIT B

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS/TRUSTEES

      The Board of Directors/Trustees of each investment company listed on Appendix A hereto, has adopted the following audit committee charter. Although each investment company audit committee also serves as a nominating committee, the following charter pertains only to each audit and nominating committee’s duties as an audit committee:

I.  Composition of the Audit Committee

      The audit committee (hereafter, the “Audit Committee”) shall be composed of at least three Directors/Trustees:

(a) each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;

(b) each of whom shall not have any relationship to the Fund that may interfere with the exercise of their independence from Fund management and the Fund;

(c) each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange on which Fund shares are listed;

(d) each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(e) at least one of whom shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

II.  Purposes of the Audit Committee

      The purposes of the Audit Committee are to assist the Board of Directors/Trustees:

(a) in its oversight of the Fund’s accounting and financial reporting policies and practices, its internal audit controls and procedures and, as appropriate, the internal audit controls and procedures of certain of its service providers;

(b) in its oversight of the Fund’s financial statements and the independent audit thereof; and

(c) in acting as a liaison between the Fund’s independent accountants and the Board of Directors/Trustees.

      The function of the Audit Committee is oversight. Fund management is responsible for maintaining appropriate systems for accounting. The independent accountants of the Fund are responsible for conducting a proper audit of the Fund’s financial statements.

III.  Responsibilities and Duties of the Audit Committee

      The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

      To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

(a) to recommend the selection, retention or termination of the Fund’s independent accountants based on an evaluation of their independence and the nature and performance of audit services and other services;

(b) to ensure that the independent accountants for the Fund submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the independent accountants for the Fund with respect to any disclosed relationships or services that may impact the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, recommend that the Board of Directors/Trustees take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

(c) to receive specific representations from the independent accountants with respect to their independence;

(d) to review the fees charged by independent accountants for audit and other services;

(e) to review with the independent accountants arrangements for and the scope of annual audits and special audits;

(f) to discuss with the independent accountants those matters required by SAS No. 61 and No. 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

(g) to consider with the independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;

(h) to report to the Board of Directors/Trustees regularly with respect to the Audit Committee’s activities and to make any recommendations it believes necessary or appropriate with respect to the Fund’s accounting and financial reporting policies, practices and the Fund’s internal controls;

(i) to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors/Trustees;

(j) to review legal and regulatory matters presented by counsel and the independent accountants for the Fund that may have a material impact on the Fund’s financial statements;

(k) to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required to be included in the Fund’s annual proxy statement by the rules of the Securities and Exchange Commission;

(l) to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed; and

(m) to perform such other functions consistent with this Charter, the Fund’s By-laws and governing law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

      In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the field of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors/Trustees).

      The independent accountants for the Fund are ultimately accountable to the Board of Directors/Trustees and the Audit Committee. The Board of Directors/Trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants for the Fund (or to nominate the independent accountants to be proposed for shareholder approval in the proxy statement).

IV.  Meetings

      The Audit Committee shall meet at least once annually with the independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.  Outside Resources and Assistance from Fund Management

      The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes appropriate to discharge its responsibility, including the authority to retain at the expense of the Fund their own counsel and other experts and consultants whose expertise would be considered helpful to the Audit Committee.

Dated May 23, 2000

Appendix A

MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.

MUNIYIELD FLORIDA INSURED FUND
MUNIYIELD MICHIGAN INSURED FUND, INC.
MUNIYIELD NEW JERSEY INSURED FUND, INC.
MUNIYIELD PENNSYLVANIA INSURED FUND
THE S&P 500 PROTECTED EQUITY FUND, INC.

COMMON SHARES

MUNIYIELD FLORIDA INSURED FUND
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

      The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniYield Florida Insured Fund (the “Fund”) held of record by the undersigned on February 28, 2001 at the annual meeting of shareholders of the Fund to be held on April 25, 2001 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

      By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes [-] or [x] in blue or black ink.

1.	ELECTION OF TRUSTEES

FOR all nominees listed below (except as marked to the contrary below) [ ]	WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW.)

TERRY K. GLENN, STEPHEN B. SWENSRUD, J. THOMAS TOUCHTON AND FRED G. WEISS

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ____________________________, 2001

X _____________________________________ Signature

X _____________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AUCTION MARKET
PREFERRED SHARES

MUNIYIELD FLORIDA INSURED FUND
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Florida Insured Fund (the “Fund”) held of record by the undersigned on February 28, 2001 at the annual meeting of shareholders of the Fund to be held on April 25, 2001 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

      By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes [-] or [X] in blue or black ink.

1.	ELECTION OF TRUSTEES

FOR all nominees listed below (except as marked to the contrary below) [ ]	WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW.)
M. COLYER CRUM, TERRY K. GLENN, LAURIE SIMON HODRICK, STEPHEN B. SWENSRUD, J. THOMAS TOUCHTON AND FRED G. WEISS

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Shares, in the same proportion as votes cast by holders of Auction Market Preferred Shares, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ____________________________ , 2001

X _____________________________________ Signature

X _____________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMMON SHARES

MUNIYIELD PENNSYLVANIA INSURED FUND
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

      The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniYield Pennsylvania Insured Fund (the “Fund”) held of record by the undersigned on February 28, 2001 at the annual meeting of shareholders of the Fund to be held on April 25, 2001 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

      By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

PLEASE MARK BOXES [-] OR [X] IN BLUE OR BLACK INK.

1.	ELECTION OF TRUSTEES

FOR all nominees listed below (except as marked to the contrary below) [ ]	WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW.)
TERRY K. GLENN, STEPHEN B. SWENSRUD, J. THOMAS TOUCHTON AND FRED G. WEISS

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

DATED:____________________________, 2001

X ______________________________________ SIGNATURE

X ______________________________________ SIGNATURE, IF HELD JOINTLY

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AUCTION MARKET
PREFERRED SHARES

MUNIYIELD PENNSYLVANIA INSURED FUND
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

      The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Pennsylvania Fund (the “Fund”) held of record by the undersigned on February 28, 2001 at the annual meeting of shareholders of the Fund to be held on April 25, 2001 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

      By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes [-] or [X] in blue or black ink.

1.	ELECTION OF TRUSTEES

FOR all nominees listed below (except as marked to the contrary below) [ ]	WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW.)
M. COLYER CRUM, TERRY K. GLENN, LAURIE SIMON HODRICK, STEPHEN B. SWENSRUD, J. THOMAS TOUCHTON AND FRED G. WEISS

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Shares, in the same proportion as votes cast by holders of Auction Market Preferred Shares, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________ , 2001

X _________________________________ Signature

X _________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMMON STOCK

MUNIYIELD NEW JERSEY INSURED FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield New Jersey Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2001 at the annual meeting of stockholders of the Fund to be held on April 25, 2001 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

      By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes [-] or [x] in blue or black ink.

1.	ELECTION OF TRUSTEES

FOR all nominees listed below (except as marked to the contrary below) [ ]	WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW.)
TERRY K. GLENN, STEPHEN B. SWENSRUD, J. THOMAS TOUCHTON AND FRED G. WEISS

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _____________________________, 2001

X ______________________________________ Signature

X ______________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD NEW JERSEY INSURED FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield New Jersey Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2001 at the annual meeting of stockholders of the Fund to be held on April 25, 2001 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

      By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

PLEASE MARK BOXES [-] OR [X] IN BLUE OR BLACK INK.

1.	ELECTION OF TRUSTEES

FOR all nominees listed below (except as marked to the contrary below) [ ]	WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW.)
M. COLYER CRUM, TERRY K. GLENN, LAURIE SIMON HODRICK, STEPHEN B. SWENSRUD, J. THOMAS TOUCHTON AND FRED G. WEISS

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN STOCK IS HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

DATED:____________________________, 2001

X ______________________________________ SIGNATURE

X ______________________________________ SIGNATURE, IF HELD JOINTLY

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMMON STOCK

MUNIYIELD MICHIGAN INSURED FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield Michigan Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2001 at the annual meeting of stockholders of the Fund to be held on April 25, 2001 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

      By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes [-] or [x] in blue or black ink.

1.	ELECTION OF TRUSTEES

FOR all nominees listed below (except as marked to the contrary below) [ ]	WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW.)
TERRY K. GLENN, STEPHEN B. SWENSRUD, J. THOMAS TOUCHTON AND FRED G. WEISS

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:________________________,2001

x_________________________________ Signature

x_________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD MICHIGAN INSURED FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Michigan Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2001 at the annual meeting of stockholders of the Fund to be held on April 25, 2001 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

      By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes [-] or [x] in blue or black ink.

1.	ELECTION OF TRUSTEES

FOR all nominees listed below (except as marked to the contrary below) [ ]	WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW.)
M. COLYER CRUM, TERRY K. GLENN, LAURIE SIMON HODRICK, STEPHEN B. SWENSRUD, J. THOMAS TOUCHTON AND FRED G. WEISS

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:________________________,2001

X ________________________________ Signature

X ________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.